UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 22, 2008

MARKWEST ENERGY PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-31239	27-0005456
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1515 Arapahoe Street, Tower 2, Suite 700, Denver CO 80202
(Address of principal executive offices)

Registrant’s telephone number, including area code: 303-925-9200

Not Applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-Commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-Commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events.

On October 22, 2008, the Board of Directors of the General Partner of MarkWest Energy Partners, L.P. (the “Partnership”) declared the Partnership’s quarterly cash distribution of $0.64 per common unit for the third quarter of 2008, for an implied annual rate of $2.56 per common unit.  The third quarter 2008 distribution represents an increase of $0.09 per common unit, or 16 percent, compared to the third quarter 2007 distribution and an increase of $0.01 per common unit compared to the second quarter 2008 distribution.  The third quarter distribution is payable November 14, 2008, to unitholders of record on November 4, 2008.  The ex-dividend date is October 31, 2008.  On October 22, 2008, the Partnership issued a press release relating to the third quarter distribution.  A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

On October 22, 2008, the Partnership also announced that the Board of Directors of its General Partner elected Frank M. Semple as Chairman of the Board of Directors.  Mr. Semple will continue in his current position as President and Chief Executive Officer.  In addition, the Board of Directors elected John M. Fox, who preceded Mr. Semple as Chairman of the Board of Directors, as Lead Director of the Board of Directors.  The Board believes that a Lead Director is an integral component of promoting strong, independent oversight of the Partnership.  As Lead Director, Mr. Fox will preside at executive sessions of the non-management directors and at full Board meetings when the Chairman is not present, serve as the principal liaison between the independent directors and the Chairman and Chief Executive Officer, consult and work with the Chairman to schedule Board meetings and develop and approve Board agendas, and perform such other duties as the Board may determine from time to time.  A copy of the press release is filed as Exhibit 99.2 to this Current Report on Form 8-K.

Cautionary Statements

This press release includes “forward-looking statements.”  All statements other than statements of historical facts included or incorporated herein may constitute forward-looking statements.  Actual results could vary significantly from those expressed or implied in such statements and are subject to a number of risks and uncertainties.  Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct.  The forward-looking statements involve risks and uncertainties that affect our operations, financial performance and other factors as discussed in our filings with the Securities and Exchange Commission.  Among the factors that could cause results to differ materially are those risks discussed in our Form 10-K, as amended, for the year ended December 31, 2007, as filed with the SEC.  You are urged to carefully review and consider the cautionary statements and other disclosures made in those filings, specifically those under the heading “Risk Factors.”  We do not undertake any duty to update any forward-looking statement except as required by law.

ITEM 9.01.  Financial Statements and Exhibits

(d)         Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release dated October 22, 2008, announcing third quarter 2008 cash distribution.

99.2	Press release dated October 22, 2008, announcing Frank M. Semple’s election as Chairman of the Board and John M. Fox’s election as Lead Director.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MARKWEST ENERGY PARTNERS, L.P.
(Registrant)

	By:	MarkWest Energy, G.P., L.L.C.,
Its General Partner

Date: October 23, 2008	By:	/s/ NANCY K. BUESE
Nancy K. Buese
Senior Vice President and Chief Financial Officer